                                                                   EXHIBIT 10.20


                                                                     [COMPOSITE]

                               FTP SOFTWARE, INC.

                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

               (INCORPORATING AMENDMENT NO. 1 DATED JUNE 2, 1995
                   AND AMENDMENT NO. 2 DATED AUGUST 22, 1996)



     1.   PURPOSE.  The purpose of this 1993 Non-Employee Directors' Stock
          -------
Option Plan (the "Plan") is to advance the interests of FTP Software Inc. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Common Stock (the "Stock").

     2.   ADMINISTRATION.  The Plan shall be administered by a committee (the
          --------------
"Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed, the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan: (a) to (i) issue options to purchase Stock granted in accordance with the formula set forth in Section 4.a hereof to Eligible Directors (as defined below) and
(ii) grant additional options to purchase Stock to Eligible Directors pursuant to Section 4.b hereof (an option granted under either Section 4.a or 4.b hereof is referred to herein as an "Option"); (b) to prescribe the form or forms of instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

     3.   ELIGIBILITY OF DIRECTORS FOR STOCK OPTIONS.  Directors eligible to
          ------------------------------------------
receive Options ("Eligible Directors") shall be those directors who are not, at the time they become an Eligible Director, employees of the Company or of any subsidiary of the Company and (i) who are directors on the Effective Date of
                          ---
this Plan (which shall be the eligibility date for such directors) or (ii) who are first elected a director of the Company after the Effective Date of this Plan (which election date shall be the eligibility date for any such director).

     4.   GRANT OF OPTIONS; EXERCISE PRICE.
          --------------------------------

     a. Each individual who is an Eligible Director shall, on his or her eligibility date as determined under Section 3, automatically be granted an Option to purchase 30,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant; provided,
                                                   --------
however, that if an individual who becomes an Eligible Director after the
-------
Effective Date of this Plan is elected to or appointed to less than a full three-year term of office, the number of shares subject to such Option shall be reduced to that number obtained by multiplying 30,000 by a fraction, the numerator of which is the number of days in the term of office for which such Eligible Director is elected or appointed and the denominator of which is 1,096. Thereafter, on each date that an Eligible Director is elected to a new three-year term of office, such Eligible Director shall automatically be granted an Option to purchase 30,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant.

     b. The Committee may, at such time or times as it may choose, grant additional Options to any Eligible Director, with the number of shares of Stock subject to each such Option and the terms and conditions of each such Option to be determined by the Committee subject to the other provisions of this Plan (other than Sections 4.a and 7.a hereof). The exercise price of each such Option shall not be less than the Fair Market Value of the Stock on the effective date of grant.

     c. All Options granted under this Plan shall expire on the tenth anniversary of the effective date of grant.

     5.   NUMBER OF SHARES.  The number of shares of Stock of the Company which
          ----------------
may be issued upon the exercise of Options granted under the Plan, including shares forfeited pursuant to Section 7, shall not exceed 500,000 in the aggregate, subject to increase under Section 10, which increases and appropriate adjustments as a result thereof shall be made by the Committee, whose determination shall be binding on all persons.

     6.   STOCK TO BE DELIVERED.  Shares of Stock to be delivered pursuant to an
          ---------------------
Option granted under this Plan may constitute an original issue of authorized Stock or may consist of previously issued Stock acquired by the Company, as shall be determined by the Board. The Board and the proper officers of the Company shall take any appropriate action required for such delivery. No fractional shares shall be delivered under the Plan.

          The Company will not be obligated to deliver any shares of Stock pursuant to the Plan (a) until all conditions of the Option have been satisfied,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Stock is at the time listed on NASDAQ or any other stock exchange, until the shares to be delivered have been listed or authorized to be listed on NASDAQ or such other exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Options, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

          If an Option is exercised by the Eligible Director's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

     7.   EXERCISABILITY; EXERCISE; PAYMENT OF EXERCISE PRICE.
          ---------------------------------------------------

     a. All Options granted under Section 4.a of the Plan shall become exercisable as to 10,000 shares after one year from the effective date of the grant, as to an additional 10,000 shares after two years from the effective date of grant, and as to the final 10,000 shares after three years from the effective date of grant so that the Options are 100% exercisable three years from the effective date of the grant; provided, however, that an Option granted on the
                             -------- --------
Effective Date of this Plan shall become exercisable as to 10,000 shares at the scheduled end of the term of office of the Eligible Director holding such Option, as to an additional 10,000 shares on the later of one year prior to the scheduled end of the term of office of such Eligible Director or the Effective Date, and as to the remaining 10,000 shares, on the later of two years prior to the scheduled end of the term of office of such Eligible Director or the Effective Date; and, provided, further, that if an Eligible Director is granted
                     --------  -------
an Option for fewer than 30,000 shares as a result of the proviso to the first sentence of Section 4.a, such Option shall become exercisable as follows: at the scheduled end of the term of office of such Eligible Director, the lesser of 10,000 shares or the full amount of the Option; if the scheduled term of office exceeds one year, at one year prior to the scheduled end of such term of office, the lesser of 10,000 shares or the remainder of such Option; if the scheduled term of office exceeds two years, at two years prior to the scheduled end of such term of office, the remainder of such Option.

     b. Each Option granted under Section 4.b hereof shall become exercisable at such time or times, and on such conditions, as the Committee may specify;

provided, however, that if the Committee does not so specify, one-third of the
--------  -------
shares subject to such Option may be purchased commencing one year after the effective date of grant, and an additional one-third of such shares may be purchased commencing on each of the second and third anniversaries of the effective date of grant.

     c. The Committee may at any time and from time to time (i) accelerate the time at which all or any part of an Option may be exercised, (ii) provide for the acceleration of the exercisability of an Option upon the occurrence of certain events and (iii) extend the time by which an Option must be exercised (e.g., following death or termination) up to the latest date by which such Option could have been exercised without regard to Section 8 hereof. The Committee may reduce the exercise price of an Option at any time after the time of grant, but in no event may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

     d. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full as provided below for the number of shares for which the Option is exercised.

     e. The exercise price of Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (2) through the delivery of shares of Stock which have been outstanding and held by the Option holder for at least six months and which have a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) by any combination of the permissible forms of payment.

     f. To the extent shares of Stock covered under an Option are not delivered because the Option lapses or is terminated, such forfeited shares may be regranted in another Option within the limits set forth in Section 5.

     8.   TERMINATION OF OPTIONS.
          ----------------------

     a. If an Eligible Director ceases to be a director by reason of death or total and permanent disability (as determined by the Committee), the following will apply:

          All Options held by the Eligible Director that are not exercisable on the thirtieth day after termination of the Eligible Director's status as a director will terminate as of such date. All Options that are exercisable as of said thirtieth day will continue to be exercisable until the earlier of (1) the first anniversary of the date on which the Eligible Director's status as a director ended or (2) the date on which the Option would have terminated had the Eligible Director remained a director. If the Eligible Director has died or is totally or permanently disabled, the Option may be exercised within such limits by the Eligible Director's legal representative.

     b. If an Eligible Director's service with the Company terminates for any reason other than death or incapacity as provided above, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of such termination shall continue to be exercisable until the earlier of (1) three months thereafter or (2) the date on which the Option would have terminated had the director remained an Eligible Director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated.

     c.   Certain Corporate Transactions.  In the event of a consolidation or
          ------------------------------
merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Options under the Plan will terminate as of the effective date of the covered transaction, provided that each such outstanding Option not otherwise exercisable shall become immediately exercisable in full 20 days prior to the effective date thereof.

     9.   GENERAL PROVISIONS.
          ------------------

     a.   Documentation of Options.  Options will be evidenced by written
          ------------------------
instruments prescribed by the Committee from time to time. Such instruments may be in the form of agreements, to be executed by both an Eligible Director and the Company, or certificates, letters or similar instruments, which need not be executed by an Eligible Director but acceptance of which will evidence agreement to the terms thereof.

     b.   Rights as a Stockholder.  An option holder shall not have the rights
          -----------------------
of a stockholder with respect to Options under the Plan except as to Stock actually received by him or her under the Plan.

     c.   Tax Withholding.  The Eligible Director or other appropriate person
          ---------------
shall remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Eligible Director or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

     d.   Nontransferability of Options.  No Option may be transferred other
          -----------------------------
than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by the director (or, in the event of the director's incapacity, the person or persons legally appointed to act on the director's behalf).

     10.  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.
          ------------------------------------------------

     a. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 5 above.

     b. In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, exercise prices relating to Options and any other provision of Options affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

     11.  FAIR MARKET VALUE.  For purposes of the Plan, Fair Market Value of a
          -----------------
share of Stock on any date will be the average of the bid and asked prices in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc.

("NASD") Automated Quotations System or such other similar system then in use (or by the appropriate equivalent closing price if the Stock is then listed on any stock exchange or is included in the NASD National Market System), on that date; or, if on any such a date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee; provided, however, that the Fair Market Value of shares subject to
           --------  -------
Options granted on the Effective Date shall be the price per share to the public of the Common Stock issued in the Company's IPO.

     12.  EFFECTIVE DATE AND TERM.  This Plan, having been approved by the Board
          -----------------------
of Directors on September 1, 1993, shall become, in accordance with the terms of the approving vote of the Board, effective on the effectiveness of the Company's first Registration Statement on Form S-1 for the registration of the sale of its Common Stock under the Securities Act of 1933, as amended ("IPO") (the "Effective Date"), subject to approval of this Plan by vote of a majority of the shareholders of the Company present and eligible to vote on the question at an annual or special meeting of stockholders held not later than September 1, 1994. Options may be granted under the Plan prior to the date of stockholder approval, and options so granted shall be effective on the effective date of grant subject to stockholder approval of the Plan as provided in this Section. No Options may be awarded under this Plan after November 1, 2003, but the Plan shall continue thereafter while previously awarded Options remain subject to the Plan.

     13.  EFFECT OF TERMINATION, AND AMENDMENT.  Neither adoption of the Plan
          ------------------------------------
nor the grant of Options to an Eligible Director shall confer upon any person any right to continued status as a director with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate a director relationship at any time or affect the Company's right to grant to such director options or other stock awards that are not subject to the Plan, to issue to such director stock as a bonus or otherwise, or to adopt other plans or arrangements under which stock may be issued to directors. The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law.

As adopted by the Board of Directors on September 1, 1993.